SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  June 5, 2000

                                   TANOX, INC.
               (Exact name of Registrant as specified in charter)


         Delaware                   000-30231                   76-0196733
(State or other jurisdiction of     (Commission                (IRS Employer
      incorporation)                File Number)             Identification No.)


1031 Stella Link, Houston, Texas                                     77025
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number including area code:  (713) 664-2288

ITEM 5. OTHER EVENTS.

     On June 5, 2000, Registrant, Genentech, Inc. and Novartis Pharmaceuticals Corporation announced the submission of a Biologics License Application with the U.S. Food and Drug Administration for anti-IgE (rhuMAb-E25 or E25), a recombinant humanized monoclonal antibody to immunoglobulin E (IgE), in the Press Release which is attached hereto as Exhibit 99.1 and incorporated herein by reference. E25 may represent the first in a new class of therapies that block IgE. E25 is designed to intervene in the allergic process by binding to circulating IgE, an antibody that triggers the release of inflammatory mediators. These mediators are involved in the allergic cascade and cause the symptoms of allergy. E25 prevents IgE from bindng to mast cells, thereby blocking the consequent release of these inflammatory mediators.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

            (a)   Financial Statements of Business Acquired

                  Not Applicable

            (b)   Pro Forma Financial Information

                  Not Applicable

            (c)   Exhibits

                  99.1  Press Release Dated June 5, 2000


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herein to duly authorized.

Dated: June 5, 2000


                                          TANOX, INC.



                                          By: /s/ NANCY T. CHANG
                                                  Nancy T. Chang, President
                                                  and Chief Executive Officer